Derivative Financial Instruments	6 Months Ended
Jun. 30, 2026
Derivatives [Abstract]
Derivative Financial Instruments
Note 8 - Derivative Financial Instruments
The Company uses derivative instruments to manage its exposure to floating-rate debt indexed to 3-month Term Secured Overnight Financing Rate (SOFR). The Company has entered into interest rate swap agreements designated as cash flow hedges. These agreements are used to manage interest rate risk associated with a portion of the Company’s floating-rate debt. The Company follows established risk management policies, including the use of derivatives to hedge interest rates. The counterparties in these derivative instruments are banks which the Company considers the risk of non-performance as minimal.
If the hedge ratio for risk management purposes is no longer optimal but the risk management objective remains unchanged and the hedge continues to qualify for hedge accounting, the hedge relationship will be rebalanced by adjusting either the volume of the hedging instrument or the volume of the hedged item so that the hedge ratio aligns with the ratio used for risk management purposes. Hedge ineffectiveness is measured each reporting date and recognized immediately in profit or loss in the Condensed Consolidated Statements of Comprehensive Income. Rebalancing the hedge relationship may give rise to additional hedge ineffectiveness.
Derivative:
Certain information related to our derivative financial instruments is presented below:

	Effective Date	Nominal Amount	Fixed Rate	Index	Actual Termination Date	Location of Financial Instrument in Condensed Consolidated Balance Sheets
Interest rate swap	1/16/2026	$406	3.3960%	3 Month SOFR rate	6/30/2028	Receivables & other non-current assets and Receivables & other current assets
Interest rate swap	1/27/2026	$406	3.4885%	3 Month SOFR rate	6/30/2028	Receivables & other non-current assets and Receivables & other current assets
Interest rate swap	2/9/2026	$406	3.3625%	3 Month SOFR rate	6/30/2028	Receivables & other non-current assets and Receivables & other current assets
Interest rate swap	2/12/2026	$406	3.3355%	3 Month SOFR rate	6/30/2028	Receivables & other non-current assets and Receivables & other current assets

Deferred Hedging Gains and Losses on Cash Flow Hedges:
Based on valuation at June 30, 2026, and assuming market rates remain constant through contract maturities, it is expected that transfers to earnings of the existing gain or losses reported in Other Comprehensive Income on interest rate cash flow hedges during the next twelve months will correspond to the current assets portion of the derivative as disclosed in Note 5 in this interim report. No hedge ineffectiveness was recognized in profit or loss during the period.

Derivative Impact on the Statements of Cash Flow Hedge Reserve:
The following table presents the pre-tax amounts of derivative gains or losses and the line item in the Condensed Consolidated Statements of Comprehensive Income that may be affected when reclassified to profit or loss:

	Carrying Value	Opening Balance January 1, 2026	Fair Value (Gain)/Loss Deferred to OCI	Fair Value (Gain)/Loss Reclassified to Profit or Loss	Closing Balance June 30, 2026	Location When Reclassified to Profit or Loss
Cash flow hedges - Interest rate risk
Interest rate swaps	(10)	—	(12)	(2)	(10)	Financial Expense

The fair value gain reclassified to net profit or loss was $2 million for the second quarter of 2026.